U.S. HERCULES FUNDS


                   HERCULES INTERNATIONAL MANAGEMENT L.L.C.
                      Unanimous Written Consent of Members


            The undersigned, being all of the members of Hercules International Management L.L.C. (the "Company"), a limited liability company formed under the Delaware Limited Liability Company Act (the "Act"), pursuant to Section 18-801(3) of the Act do hereby unanimously adopt in writing the following resolutions without a formal meeting of the members, or notice thereof, and direct that this Unanimous Written Consent be filed with the Minutes of the Board of Directors of the Company:

                             DISSOLUTION OF COMPANY

            WHEREAS, Piper Jaffray Companies Inc., a Delaware corporation ("Piper"), and Midland Capital L.L.C., a Delaware limited liability company ("Midland"), each own a 50% limited liability company interest in the Company;

            WHEREAS, Piper and Midland as members have agreed that it is in the best interest of each party to dissolve the Company; and

            WHEREAS, Piper and Midland desire to dissolve the Company and distribute the assets of the Company equally, subject to the satisfaction of the claims of the creditors of the Company and expenses of the Company incurred in the course of its dissolution.

            NOW, THEREFORE, BE IT RESOLVED, the Company is hereby dissolved pursuant to Section 18-801(3) of the Act.

            RESOLVED FURTHER, the Board of Directors of the Company, or the officers of the Company acting under the direction of the Board, shall proceed as soon as possible:

            ( i) to collect or make provision for the collection of all debts due or owing to the Company;

            ( ii) to pay or to make provision for the payment of all
                  debts, obligations and liabilities of the Company according to their priorities; and

            (iii) to sell, lease, transfer or otherwise dispose of all or substantially all of the remaining property and assets of the Company for such consideration and upon such terms and conditions, as they deem advisable.

            RESOLVED FURTHER, that all tangible or intangible property, including cash, remaining after the satisfaction of the debts, obligations and liabilities of the Company be distributed to the members of the Company in accordance with the terms and conditions of an Agreement of Dissolution substantially in the form attached hereto as Exhibit A.

            RESOLVED FURTHER, that upon the completion of winding up of the Company, any officer of the Company, as an authorized person within the meaning of the Act, hereby is authorized and directed to file a Certificate of Cancellation of the Certificate of Formation of the Company with the Secretary of State of the State of Delaware in accordance with Sections 18-203, 18-204 and 18-206 of the Act.

            RESOLVED FURTHER, that the actions provided for in the foregoing resolutions be commenced as soon as practicable and that the winding up of the affairs of the Company be accomplished as soon as practicable.

            RESOLVED FURTHER, that any one or more officers of the Company are hereby authorized to make such modifications to the Agreement of Dissolution, to execute such additional documents and instruments, and to take such further action as such officer or officers may deem necessary or desirable to consummate the winding up of the affairs of the Company under the Act and in accordance with the foregoing resolutions.


Dated:  July 19, 1995


                                       PIPER JAFFRAY COMPANIES INC.

                                       By: /s/ William H. Ellis
                                          Its President


                                       MIDLAND CAPITAL L.L.C.


                                       By: /s/ Brigitte J. Geisler
                                          Its Secretary

                            AGREEMENT OF DISSOLUTION
                                       OF
                   HERCULES INTERNATIONAL MANAGEMENT L.L.C.


            This AGREEMENT OF DISSOLUTION is dated as of July 19, 1995 ("Agreement"), by and among PIPER JAFFRAY COMPANIES INC., a Delaware corporation ("Piper"), MIDLAND CAPITAL L.L.C., a Delaware limited liability company ("Midland"), and HERCULES INTERNATIONAL MANAGEMENT L.L.C., a limited liability company formed under the Delaware Limited Liability Company Act (the "Company").

                             PRELIMINARY STATEMENTS

            A. Piper and Midland each own a 50% limited liability company interest in the Company, all as described in the Amended and Restated Limited Liability Company Agreement of the Company, dated as of October 18, 1993 (the "LLC Agreement").

            B. The Company was formed to take advantage of the distribution capabilities of Piper and the affiliates of Midland in their respective geographic areas of operation and to combine such capabilities in one entity whose principal purpose is to manage internationally open and closed-end mutual funds in the United States and Canada (the "Business").

            C. The Company, pursuant to that certain Amended and Restated Investment Advisory and Management Agreement dated as of December 1, 1994 between the Company and Hercules Funds Inc., is manager of the mutual funds listed on Exhibit A hereto (the "U.S. Hercules Funds").

            D. The Company is the Manager of the mutual funds listed on Exhibit B hereto (the "Canadian Hercules Funds").

            E. Piper and Midland have agreed by unanimous written consent that it is in the best interest of each party to dissolve the Company, distribute the assets and liabilities of the Company equally, and separately pursue the Business, with Piper, or its affiliate, operating the Business with respect to all U.S. Hercules Funds and Midland, or its affiliate, operating the Business with respect to all Canadian Hercules Funds.

            F. Piper and Midland have agreed to dissolve the Company, distribute the assets and liabilities of the Company and upon completion of such distribution and winding up of the Company's affairs to file the Certificate of Cancellation of the Certificate of Formation of the Company as required under Delaware law (the date such Certificate of Cancellation is deemed filed with the Secretary of State of Delaware being hereinafter referred to as the "Termination Date").

            G. Hercules Funds Inc. and Piper Capital Management Incorporated, a Delaware corporation and wholly owned subsidiary of Piper ("PCM"), intend to enter into an Investment Advisory and Management Agreement dated as of even date herewith, evidencing the appointment of PCM as manager to the Company with respect to the U.S. Hercules Funds.

            H. Piper and Midland desire to define their respective rights with respect to certain matters arising out of the dissolution of the Company and provide for a final accounting of the distribution and allocation of the assets and liabilities of the Company.

            NOW THEREFORE, in consideration of the preliminary statements and of the mutual covenants and other terms and conditions contained herein, the parties hereto agree as follows:

             4.   Purchase and Sale of Tangible Assets; Fund Shares.

            4. 1. The Company agrees to sell, transfer, convey and deliver to Piper, and Piper agrees to purchase from the Company, all equipment, office equipment, computers, printers, supplies, accessories, furniture, and other miscellaneous tangible personal property owned by the Company and utilized in, or related to the Business, including, without limitation, the items listed on Exhibit C hereto (the "Tangible Assets"). The total purchase price to be paid by Piper to the Company for the Tangible Assets shall be $34,549.44. Each of the parties hereto acknowledges and agrees that the purchase price is fair and reasonable. The proceeds of the purchase price shall become assets of the Company and shall be distributed to Piper and Midland in accordance with the terms and conditions of Section 3.

            4. 2. The Company agrees to sell, transfer, convey and deliver to Piper and to Midland, and Piper and Midland each agrees to purchase from the Company at current market value (i) in the case of Piper, all investments of the Company in the shares or units of the U.S. Hercules Funds, and (ii) in the case of Midland, all investments of the Company in the shares or units of the Canadian Hercules Funds. The proceeds from the sale of such investments shall become assets of the Company and shall be distributed to Piper and Midland in accordance with the terms and conditions of Section 3.

             5.   Assignment of Trademark.

                  5. 1. The Company shall assign, transfer and convey to Piper or its affiliate all right, title and interest in the Hercules trademarks for use in the United States, including, without limitation, all right, title and interest in and to the U.S. trademark registrations listed in Exhibit D hereto together with the goodwill of the business symbolized by the trademarks.

                  5. 2. The Company shall assign, transfer and convey to Midland or its affiliate all right, title and interest in the Hercules trademarks for use in Canada, including, without limitation, all right, title and interest in and to the Canadian trademark registrations listed in Exhibit E hereto together with the goodwill of the business symbolized by the trademarks.

             6. Distribution of Assets and Liabilities. Subject to the satisfaction (by payment or the making of reasonable provision therefor) of the liabilities, claims and obligations of the Company, including all contingent, conditional or unmatured claims and obligations, known to the Company, and all claims and obligations which are known to the Company but for which the identity of the claimant is unknown, and expenses of the Company incurred in the course of dissolution as provided in Section 18-804(a) of the Delaware Limited Liability Company Act, and notwithstanding anything in the LLC Agreement to the contrary, the assets and liabilities of the Company shall be distributed as follows:

                  ( a)  the proceeds from the sale of the Tangible
            Assets shall be distributed fifty percent (50%) to Piper and fifty percent (50%) to Midland;

                  ( b)  the proceeds from the sale of all investments
            of the Company in the shares or units of the U.S. Hercules Funds and the Canadian Hercules Funds shall be distributed fifty percent (50%) to Piper and fifty percent (50%) to Midland;

                  ( c)  the Company's interest in the Supplemental
            Agreements shall be assigned to Piper or its affiliate pursuant to an Assignment and Assumption Agreement substantially in the form of Exhibit F hereto;

                  ( d) the Management Agreements relating to the management of the Canadian Hercules Funds listed on Exhibit G hereto shall be assigned, transferred, conveyed and/or assumed to or by Midland or its affiliate pursuant to an Assignment and Assumption Agreement substantially in the form of Exhibit H hereto; and

                  ( e) all right, title and interest in any remaining assets and liabilities of the Company (including, without limitation, expenses incurred by the Company in connection with the dissolution) shall be assigned, transferred, conveyed and/or assumed to or by Piper and Midland or their respective affiliates equally.

             7.   Final Accounting; Settlement Payment.

                  7. 1. To confirm that the assets and liabilities of the Company are distributed equally as contemplated hereunder, Piper and Midland each hereby agree to appoint Matthew J. Cole, Chief Operating Officer of the Company as the designated person responsible for preparing a written statement (the "Final Accounting Statement") detailing the allocation of assets and liabilities. In the event Mr. Cole is unable to perform or complete this function, Piper and Midland agree to promptly appoint a replacement person.

                  7. 2. A proposed draft of the Final Accounting Statement shall be delivered to Piper and Midland prior to the Termination Date for their respective review. The Final Accounting Statement shall state, in sufficient detail, the value of the assets and liabilities distributed and/or assumed by Piper and Midland and shall state, if necessary, the amount of any payment (the "Settlement Payment") to be made by Piper to Midland or Midland to Piper, as the case may be, to reconcile any difference in the net value of the assets distributed to each party. Piper and Midland shall each have 10 days following receipt of the proposed draft of the Final Accounting Statement to raise objections or request changes to the proposed draft (the "Review Period"). Failure to object or request changes during the Review Period shall be deemed to constitute acceptance of the proposed draft of the Final Accounting Statement. Within 10 days following acceptance of the Final Accounting Statement, Piper or Midland, as the case may be, shall pay, in immediately available funds, the amount of any Settlement Payment owed by it pursuant to the Final Accounting Statement.

             8.   Indemnification.

                  8. 1. Piper and Midland hereby acknowledge and agree that any and all obligations, liabilities, judgments, assessments, costs and legal and other expenses arising from the management and operation of the U.S. Hercules Funds and the Canadian Hercules Funds at any time on or prior to the Termination Date shall be borne equally by Piper and Midland.

                  8. 2. Piper hereby agrees to indemnify and hold harmless Midland, its affiliates or any of its or its affiliates' respective officers, directors, stockholders, employees, agents or authorized representatives (each a "Midland Indemnified Person") from and against:

                        ( a)  any and all liabilities and obligations
            of Piper or any of its affiliates arising from the management and operation of the U.S. Hercules Funds at any time after the Termination Date;

                        ( b)  any and all loss, injury, damage or
            deficiency resulting from any non-fulfillment of any covenant or agreement on the part of Piper or any of its affiliates under this Agreement; and

                        ( c)  any and all demands, claims, actions,
            suits, proceedings, assessments, judgments, costs and legal and other expenses incident to any of the foregoing.

                  8. 3. Midland hereby agrees to indemnify and hold harmless Piper, its affiliates or any of its or its affiliates' respective officers, directors, stockholders, employees, agents or authorized representatives (each a "Piper Indemnified Person") from and against:

                        ( a)  any and all liabilities and obligations
            of Midland or any of its affiliates arising from the management and operation of the Canadian Hercules Funds at any time after the Termination Date;

                        ( b)  any and all loss, injury, damage or
            deficiency resulting from any non-fulfillment of any covenant or agreement on the part of Midland or any of its affiliates under this Agreement; and

                        ( c)  any and all demands, claims, actions,
            suits, proceedings, assessments, judgments, costs and legal and other expenses incident to any of the foregoing.

                  8. 4. In the event any demands or claims are asserted against Piper or Midland or any actions, suits or proceedings are commenced against Piper or Midland relating to the management and operation of the U.S. Hercules Funds and the Canadian Hercules Funds at any time on or prior to the Termination Date, and to which the parties have agreed to bear the cost of equally as provided in subsection 5.1, the party so notified or having knowledge of any of the foregoing shall give notice thereof to the other party within 5 days after having been notified or obtaining such knowledge. The parties agree to promptly cooperate with each other in evaluating the merits of the demand, claim, action, suit or proceeding and to defend, settle or compromise the matter in a manner mutually satisfactory to each party.

                  8. 5. In the event any demands or claims are asserted against any Midland Indemnified Person or Piper Indemnified Person (collectively, the "Indemnified Person"), or any actions, suits or proceedings are commenced against any Indemnified Person for which Piper or Midland, as the case may be (the "Indemnitor"), is obligated to indemnify under subsections 5.2 and 5.3, then the Indemnified Person shall give timely notice thereof to the Indemnitor to provide the Indemnitor with the necessary time to evaluate the merits of such demand, claim, action, suit or proceeding and defend, settle or compromise the same so that the interests of the Indemnitor are not materially prejudiced; and in the event the Indemnified Person fails to provide such timely notice, the Indemnitor shall not have liability whatsoever to indemnify and defend the Indemnified Person from such demand, claim, action, suit or proceeding pursuant to subsection 5.2 or 5.3, as applicable, and the Indemnified Person shall be solely responsible for the defense thereof and any and all liability of the Indemnified Person arising therefrom. Within 15 days after such notice, the Indemnitor shall assume the defense thereof with counsel chosen by the Indemnitor or its insurer which counsel shall be reasonably acceptable to the Indemnified Person. The Indemnitor shall not be liable for any costs or expenses incurred by the Indemnified Person in connection with any demand, claim, action, suit or proceeding for which the Indemnitor is obligated to indemnify the Indemnified Person under subsection 5.2 or 5.3, as applicable, provided that the Indemnitor, shall have assumed the defense thereof in accordance with this subsection 5.5.

                  8. 6. The indemnification obligations of Piper and Midland pursuant to this Section 5 shall survive the termination of this Agreement.

             9. Costs and Expenses. All costs and expenses incurred by the Company in connection with the dissolution, including, without limitation, severance to employees, expenses incurred in preparing and delivering the Final Accounting Statement and attorneys' fees and expenses, shall be shared equally by Piper and Midland; provided, however, costs and expenses (including, without limitation, attorneys' fees and expenses) relating to the approval of a new manager and subadvisors to the U.S. Hercules Funds shall be the sole responsibility of Piper and its affiliates and costs and expenses (including, without limitation, attorneys' fees and expenses) relating to the approval of a new manager and subadvisors to the Canadian Hercules Funds shall be the sole responsibility of Midland and its affiliates.

             10. No waiver. The failure of any party to this Agreement to enforce at any time any of its provisions shall not be construed as a waiver of such provision or of the right of such party thereafter to enforce the same provision or provisions.

             11. Notices. Any notice required or permitted to be given under this Agreement shall be deemed given when delivered by facsimile or personally to an officer of any party which is a corporation, or, alternatively two (2) business days after deposit with a nationally recognized overnight courier service addressed as herein provided to the person or entity to be notified, or to such other address as any of the parties may give to the other parties by written notice in accordance with this Section 8. Until further notice in writing is given by any party to the others hereto, notices may be sent as follows:


            If to Piper:                  Piper Jaffray Companies Inc.
                                          222 South Ninth Street
                                          Minneapolis, Minnesota  55402-3804
                                          Attention: David Rosedahl
                                          Fax No.:  (612) 342-6085

            If to Midland:                Midland Capital L.L.C.
                                          100 Federal Street
                                          37th Floor
                                          Boston, MA 20110
                                          Attention:  President
                                          Fax No.:  (617) 261-6694

            With a copy to:               Midland Walwyn Capital Inc.
                                          BCE Place
                                          181 Bay Street Suite 400
                                          Toronto, Ontario M5J 2V8
                                          Attention:  Corporate Secretary
                                          Fax No.:  (416) 369-7438

            If to the Company:            Hercules International
                                          Management L.L.C.
                                          222 South Ninth Street
                                          Minneapolis, Minnesota  55402-3804
                                          Attention:  Matthew Cole
                                          Fax No.:  (612) 342-1010

             12. Entire Agreement; Amendments. This Agreement supersedes and is in lieu of all existing agreements, arrangements or understandings among the parties with respect to the matters covered herein, and may only be amended or modified by a written instrument signed by the party against whom enforcement of the amendment or modification is sought.

             13. Severability. If any part or provision of this Agreement is determined to be unenforceable, such part or provision shall be considered severable, and the remaining parts and provisions of this Agreement shall continue in full force and effect.

             14. Arbitration; Applicable Law. Any dispute arising between or among the parties in connection with this Agreement that cannot be amicably resolved by them shall first be referred for resolution to the senior member of the board of directors of each party. If the dispute cannot be resolved by this procedure, then it shall be finally resolved by arbitration in Minneapolis, Minnesota, pursuant to the International Arbitration Rules then applicable of the American Arbitration Association. The parties hereto agree that any such arbitration proceeding shall be presided over by a sole arbitrator who is both learned in the law and familiar with the investment management business. In resolving any such dispute, the arbitrator shall apply the substantive laws of the State of Delaware except with respect to conflicts of laws. For purposes of the preceding sentence, the parties intend that Delaware's Uniform Arbitration Act shall not be considered as "substantive" law. The provisions of this section shall not be construed to prevent any party hereto from seeking injunctive relief against the other party from any judicial or administrative authority of competent jurisdiction to enjoin such other party or parties from breaching any provision of this Agreement pending the resolution of a dispute by arbitration.

             15. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.


                [Remainder of page intentionally left blank.]

            IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their authorized representatives as of the day and year first above written.

PIPER JAFFRAY COMPANIES INC.              MIDLAND CAPITAL L. L. C.

By /s William H. Ellis                    By Brigitte J. Geisler
   Its President                             Its Secretary



                                          HERCULES INTERNATIONAL MANAGEMENT
                                          L.L.C.

                                          By William H. Ellis
                                             Its President

                           ACKNOWLEDGMENT AND GUARANTY

            The undersigned, by its signature below, hereby certifies that it has received a copy of the Agreement of Dissolution of Hercules International Management L.L.C. dated as of July 19, 1995 among piper Jaffray Companies Inc. ("Piper"), Midland Capital L.L.C., and Hercules International Management L.L.C. ("Agreement"), has reviewed its terms and conditions, and agrees that in consideration of Piper agreeing to be bound by the indemnification obligations set forth in Section 5 of the Agreement, the undersigned hereby agrees to guaranty the punctual payment and performance of any and all of the indemnification obligations of Midland arising under Section 5 of the Agreement. This guaranty is irrevocable and unconditional and Piper and/or its affiliates shall have no duty to exhaust all remedies against Midland before presenting a claim against the undersigned under this guaranty. The undersigned hereby waives promptness, diligence and notice with respect to any obligation subject to this guaranty. This guaranty shall be governed by the laws of the province of Ontario, Canada.

Date:  July 19, 1995         MIDLAND WALWYN CAPITAL INC.

                               By: /s/ Tom Monahas
                                    Its: Senior Vice President and Treasurer

                                    EXHIBIT A
                                       to
                            AGREEMENT OF DISSOLUTION
                                       of
                    HERCULES INTERNATIONAL MANAGEMENT L.L.C.


                               U.S. Hercules Funds

Hercules North American Growth and Income Fund
Hercules European Value Fund
Hercules Pacific Basin Value Fund
Hercules Latin American Value Fund
Hercules World Bond Fund
Hercules Money Market Fund
Hercules Emerging Markets Debt Fund
Hercules Global Short-Term Fund

                                    EXHIBIT B
                                       to
                            AGREEMENT OF DISSOLUTION
                                       of
                    HERCULES INTERNATIONAL MANAGEMENT L.L.C.


                             Canadian Hercules Funds

Hercules NAFTA Fund (formerly Hercules North American Growth and Income Fund) Hercules European Value Fund
Hercules Pacific Basin Value Fund
Hercules Latin American Value Fund
Hercules World Bond Fund
Hercules Money Market Fund
Hercules Emerging Markets Debt Fund
Hercules Global Short-Term Fund

                                    EXHIBIT C
                                       to
                            AGREEMENT OF DISSOLUTION
                                       of
                    HERCULES INTERNATIONAL MANAGEMENT L.L.C.


                             List of Tangible Assets
                                    Attached



Hercules Fixed Assets as of June 30, 1995

                                                                                                6/30/95                      Deprec
Asset                                Colloquial         Date       Acquisition   Months   Total          Net         Life    Montly
Number  Description                  Location           Acquired   Value         Held     Depreciation   Value       (Years) Charge
7528    IBM PS/2 486DX2/66           MC, Paula's cube    9/30/93     2,686.00       21       1,566.83      1,119.17    3       74.61
7529    Sony CPD-1430 1024X          MC, Paula's cube    9/30/93     1,509.30       21         880.43        628.88    3       41.93
        Token ring adapter
        Cable/LAN
7814    SAMIS System (Sales Reprts)  19th Floor          11/7/93     5,469.86       20       3,038.81      2,431.05    3      151.94
7936    FO-5400 Facsimile Machine    Equipment row       12/1/93     2,989.58       19       1,577.83      1,411.75    3       83.04
7952    Portable Computer (Toshiba)  Firm Acctg         12/22/93     3,509.56       18       1,754.78      1,754.78    3       97.49
7953    Laptop Software              Firm Acctg          12/7/93       524.85       19         277.00        247.85    3       14.58
8505    HP Laserjet 4  (SAMIS)       19th Floor           3/1/94     1,490.03       16         662.24        827.79    3       41.39
8839    Entex Memory & Monitors      PH, KMc,JF           5/2/94     3,308.35       14       1,286.58      2,021.77    3       91.90
9051    Entex PC Computers           (PH,KMc,JF)         6/16/94    10,801.65       12       3,600.55      7,201.10    3      300.05
9073    Sony Monitors (2)            (SG, BC)            4/19/94     1,156.40       14         449.71        706.69    3       32.12
9074    IBM PS/2 486/33              (SG, BC)             4/8/94     7,113.36       15       2,963.90      4,149.46    3      197.59
9500    IBM PS/2, Monitor, Memory    (DA)                9/16/94     5,048.26        9       1,262.07      3,786.20    3      140.23
9734    Apple MacIntosh etc.         Chelle's computer  12/29/94     9,146.86        6         914.69      8,232.17    5      152.45
        Gross Total:                                                54,754.06               20,235.42     34,518.64         1,266.87
        Total per 6/30/95 books:                                                                          34,549.44
        Difference:                                                                                          (30.80)



                                    EXHIBIT D
                                       to
                            AGREEMENT OF DISSOLUTION
                                       of
                    HERCULES INTERNATIONAL MANAGEMENT L.L.C.


                       List of U.S. Trademark Applications


Mark:             HERCULES INTERNATIONAL MANAGEMENT and Design

Appl. No.:        74-494,537

Filed:            February 25, 1994


Mark:             HERCULES CAPITAL MANAGEMENT

Appl. No.:        74-456,207

Filed:            November 4, 1993


Mark:             HERCULES INVESTMENT LIMITED

Appl. No.:        74-456,206

Filed:            November 4, 1993


Mark:             HERCULES INTERNATIONAL MANAGEMENT LIMITED

Appl. No.:        74-456,205

Filed:            November 4, 1993


Mark:             HERCULES FUNDS

Appl. No.:        74-456,204

Filed:            November 4, 1993

                                    EXHIBIT E
                                       to
                            AGREEMENT OF DISSOLUTION
                                       of
                    HERCULES INTERNATIONAL MANAGEMENT L.L.C.


                           List of Canadian Trademarks

Mark:             HERCULES INTERNATIONAL MANAGEMENT GLOBAL  REACH       GLOBAL
STRENGTH AND DESIGN

Reg. No.:         TMA440,542

Reg. Date:        March 17, 1995


Mark:             HERCULES CAPITAL MANAGEMENT

Reg. No.:         TMA439,480

Reg. Date:        February 17, 1995


Mark:             HERCULES FUNDS

Reg. No.:         TMA439,470

Reg. Date:        February 17, 1995


Mark:             HERCULES INVESTMENT LIMITED

Reg. No.:         TMA439,469

Reg. Date:        February 17, 1995


Mark:             HERCULES INTERNATIONAL MANAGEMENT LIMITED

Reg. No.:         TMA439,468

Reg. Date:        February 17, 1995


Mark:             N.A.F.T.A. Bond Fund

Reg. No.:         722,683

Reg. Date:        February 12, 1993


Mark:             N.A.F.T.A. Equity Fund

Reg. No.:         722,684

Reg. Date:        February 12, 1993


Mark:             N.A.F.T.A. Value Fund

Reg. No.:         765,265

Reg. Date:        September 29, 1994

                                    EXHIBIT F
                                       to
                            AGREEMENT OF DISSOLUTION
                                       of
                    HERCULES INTERNATIONAL MANAGEMENT L.L.C.


                        Form of Assignment and Assumption

                       ASSIGNMENT AND ASSUMPTION AGREEMENT


            This ASSIGNMENT AND ASSUMPTION AGREEMENT ("Agreement") effective as of July 19, 1995 by and between HERCULES INTERNATIONAL MANAGEMENT L.L.C., a Delaware limited liability company ("Hercules"), and PIPER CAPITAL MANAGEMENT INCORPORATED, a Delaware corporation ("PCM").

                             PRELIMINARY STATEMENTS

            A. Hercules is registered as an investment adviser under the Investment Advisers Act of 1940 to Hercules Funds Inc. (the "Company") and the portfolios of the U.S. funds listed on Exhibit A hereto (the "U.S. Family of Funds").

            B. Hercules is a party to the Second Amended and Restated Supplemental agreements listed on Exhibit B hereto (the "Contracts").

            C. Piper Jaffray Companies Inc., a Delaware corporation ("PJCI"), and Midland Capital L.L.C., a Delaware limited liability company ("Midland"), each own a 50% limited liability company interest in Hercules.

            D. PJCI and Midland have agreed by unanimous written consent that it is in the best interest of each party to dissolve Hercules, distribute the assets and liabilities of Hercules equally, and separately pursue the business of Hercules, with PJCI's wholly owned subsidiary PCM acting as investment adviser to the U.S. Family of Funds.

            E. As of July 19, 1995, the Board of Directors of the Company and the shareholders of each of the funds of the U.S. Family of Funds have approved the execution of a new investment advisory and management agreement between the Company and PCM.

            F. Hercules and PCM desire to enter into this Agreement to evidence the assignment of the Contracts from Hercules to PCM.

            NOW THEREFORE, in consideration of the preliminary statements and of the mutual covenants and other terms and conditions contained herein, the parties hereto agree as follows:

      1. Assignment and Assumption. Hercules hereby conveys, transfers and assigns to PCM all of Hercules's right, title and interest in the Contracts and all documents related thereto (collectively, the "Assigned Contracts"). In consideration of such assignment (which assignment PCM hereby accepts) and subject to the terms, conditions, representations and warranties contained herein, PCM hereby assumes all of the obligations of Hercules under the Assigned Contracts and hereby agrees to be bound by all covenants and agreements of Hercules set forth in the Assigned Contracts and to comply with all other terms and conditions of the Assigned Contracts.

      2. Representations Warranties and Covenants of Hercules. Hercules represents, warrants and covenants to PCM as follows:

            (a) Hercules is a limited liability company duly formed and validly existing under the laws of the State of Delaware. Hercules has the requisite power and authority to own and operate its business and to carry on its business as now being conducted.

            (b) The execution and delivery of this Agreement and performance of the transactions contemplated hereby have been duly authorized by Hercules and will not result in a breach by it or constitute a default by it under any agreement, instrument or order to which it is a party or by which it is bound, and will not be in conflict with or constitute a default under or violation of any provision of its limited liability company agreement.

            (c) This Agreement and all other instruments required hereby to be executed and delivered to PCM are, or when delivered will be, legal and binding instruments enforceable in accordance with their terms.

            (d) The Assigned Contracts are assignable by Hercules to PCM hereunder.

            (e) Hercules has complied with all provisions of the Assigned Contracts and neither Hercules nor any other parties to the Assigned Contracts is in default under any thereof.

            (f) Hercules has not, directly or indirectly, in any Assigned Contract guaranteed performance or payment by any other corporation or person of any obligation or liability.

            (g) Hercules agrees to promptly furnish each of the other parties to the Assigned Contracts with notice of the assignment hereunder of the Assigned Contracts to PCM and agrees to promptly give PCM notice of any notice or communication hereafter received by Hercules with respect to the Assigned Contracts.

      3.    Representations, Warranties and Covenants of PCM.

            (a) PCM is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. PCM has the corporate power to own and operate its business and to carry on its business is now being conducted.

            (b) The execution and delivery of this Agreement and performance of the transactions contemplated hereby have been duly authorized by PCM and will not result in a breach by it or constitute a default by it under any agreement, instrument or order to which it is a party or by which it is bound, and will not be in conflict with or constitute a default under or violation of any provision of its Articles of Incorporation or By-Laws.

            (c) This Agreement and all other instruments required hereby to be executed and delivered to Hercules are, or when delivered will be, legal and binding instruments enforceable in accordance with their terms.

      4. Further Instruments. Hercules hereby agrees to duly execute and deliver to PCM all such other and further instruments of conveyance, transfer and assignment and to take such other action as PCM may reasonably deem necessary to more effectively convey and transfer to PCM the Assigned Contracts transferred or intended to be transferred hereby. PCM agrees to duly execute and deliver to Hercules all such other and further instruments of assumption and take such other action as may reasonably be required by Hercules to effect the full and complete assumption by PCM of the obligations of Hercules assumed or intended to be assumed hereunder.

      5. Indemnification. PCM hereby agrees to indemnify and hold Hercules harmless from and against all actions, claims, demands and expenses, including attorneys' fees, in respect of the obligations assumed hereunder other than any actions, claims, demands and expenses arising from or in connection with any misrepresentation or breach of warranty or covenant by Hercules hereunder. Hercules hereby agrees to indemnify and hold PCM harmless from and against all actions, claims, damages and expenses, including attorneys' fees, arising from or in connection with any misrepresentation or breach of warranty or covenant by Hercules hereunder.

      6. Notices. Any notice or other communication provided for herein or given hereunder to a party hereto shall be in writing and shall be delivered in person to such party or mailed by first class mail, postage prepaid, addressed as follows:

                  To Hercules:

                        Hercules International Management L.L.C.
                        222 South Ninth Street
                        Minneapolis, MN 55402-3804
                        Attn.:  President

                  To PCM:

                        Piper Capital Management Incorporated
                        222 South Ninth Street
                        Minneapolis, MN 55402-3804
                        Attn.:  President

or to such other address with respect to a party as such party shall notify the other party in writing as provided above.

      7. Complete Agreement. This Agreement contains a complete agreement between the parties hereto with respect to the assignment of the Assigned Contracts, assumption of obligations and other transactions contemplated hereby and supersedes all prior agreements and understanding between the parties hereto with respect thereto.

      8. Successors and Assigns. This Agreement shall inure to the benefit of and shall bind the successors, heirs, executors and assigns of the parties hereto.

   9. Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Minnesota.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of July 19, 1995.


                             HERCULES INTERNATIONAL
                                MANAGEMENT L.L.C.


                              By:  /s/ William H. Ellis
                                 Its: President



                              PIPER CAPITAL MANAGEMENT
                              INCORPORATED


                              By: William H. Ellis
                                 Its: President

                                    EXHIBIT A

                              U.S. Family of Funds


Hercules North American Growth and Income Fund
Hercules European Value Fund
Hercules Pacific Basin Value Fund
Hercules Latin American Value Fund
Hercules World Bond Fund
Hercules Money Market Fund
Hercules Emerging Markets Debt Fund
Hercules Global Short-Term Fund

                                    EXHIBIT B

                                List of Contracts


1.    Second Amended and Restated Supplemental Agreement dated as of June
      15, 1995, between the Company and Piper Capital Management Incorporated.

2. Second Amended and Restated Supplemental Agreement dated as of June 15, 1995, between the Company and Acci Worldwide, S.A. de C.V.

3. Second Amended and Restated Supplemental Agreement dated as of June 15, 1995, between the Company and AGF Investment Advisors, Inc.

4. Second Amended and Restated Supplemental Agreement dated as of June 15, 1995, between the Company and Pictet International Management Limited.

5. Second Amended and Restated Supplemental Agreement dated as of June 15, 1995, between the Company and Edinburgh Fund Managers plc.

6. Second Amended and Restated Supplemental Agreement dated as of June 15, 1995, between the Company and Bankers Trust Company.

7. Second Amended and Restated Supplemental Agreement dated as of June 15, 1995, among the Company, Piper Capital Management Incorporated, Midland Walwyn, Inc., Salomon Brothers Asset Management Inc., and Salomon Brothers Asset Management Limited.

                                    EXHIBIT G
                                       to
                            AGREEMENT OF DISSOLUTION
                                       of
                    HERCULES INTERNATIONAL MANAGEMENT L.L.C.



                     List of Canadian Management Agreements

                                    EXHIBIT H
                                       to
                            AGREEMENT OF DISSOLUTION
                                       of
                    HERCULES INTERNATIONAL MANAGEMENT L.L.C.


                        Form of Assignment and Assumption